CATALYST BIOSCIENCES Corporate Overview 12 January 2022 Exhibit 99.1

© Catalyst Biosciences Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward-looking statements. This press release contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements include, without limitation, our plans for CB 4332 and the rest of our complement programs, our plans to continue to support Biogen in the development of CB 2782-PEG, the statement that complement has broad potential, can be combined with conventional therapies and will open opportunities in multiple disease settings, as well as statements about the benefits of our protease engineering platform. Actual results or events could differ materially from the plans, intentions, expectations, and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that clinical trials and preclinical studies may be delayed as a result of COVID-19, competitive products, and other factors, that Biogen could terminate our agreement for the development of CB 2782-PEG, that our complement degraders are not yet in human clinical trials and will require additional manufacturing validation and preclinical testing before entering human clinical trials, that we may need to raise additional capital, and other risks described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 4, 2021, the Quarterly Report on Form 10-Q filed with the SEC on November 12, 2021, and in other filings filed from time to time with the SEC. We do not assume any obligation to update any forward-looking statements, except as required by law.

Modulating Biological Systems with Nature’s Regulatory Proteins Proteases are nature’s key regulatory proteins Innovative engineered molecules to degrade or activate therapeutic targets Applicable across multiple disease areas We harness the regulatory power of proteases

Catalyst’s protease platform in complement Validated across three programs CB 2782-PEG Best-in-class profile for dry AMD Extended pharmacodynamics Novel C3-degrader for dry AMD CB 4332 PK extended CFI Restoring balance to complement where CFI activity is insufficient Protease platforms tailored to improve C3b & C4b regulation © Catalyst Biosciences

Unique targeted approach to complement regulation



Cascade initiation
Cascade regulation
Terminal complement
• C4b Degraders
• C3b Degraders
• CB 2782-PEG
• CB 4332
C3a Degrader
Inflammation
Classical pathway
C1r
C1s
C2
C4
C4b
C3a
Lectin pathway
MASP
CB 4332 (CFI)
C4b Degrader
C3b Degrader
C3
C3b
C5
C5a
Biogen
CB 2782-PEG
C5a Degrader
Terminal Pathway
Alternative pathway
C3 (H2O)
FB
FD
C3b
C5b

© Catalyst Biosciences

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Catalyst protease and protein degrader discovery platform Distinct expertise enables design of optimal therapeutic candidates Controlled target engagement Fast elimination of difficult targets Tunable for high potency & affinity Modulate instead of inactivating Can be combined with conventional therapies Protease engineering © Catalyst Biosciences

A platform based on the natural braking mechanisms of complement Nature’s way to regulate complement Rebalances complement using the natural brakes (CFI) Safely regulate complement without broad immunosuppression Multiple diseases driven by C3b/C4b deposition & immune activation Differentiated mechanisms to regulate at or around C3 & C5 Uses the natural regulatory protein to modulate the complement system © Catalyst Biosciences Nature’s Regulator of Complement at C3b/C4b Complement Factor I Nature’s Regulator of Complement at C3a/C5a CB 6000

A platform based on the natural braking mechanisms of complement Nature’s way to regulate complement Complement Activation Classical – Lectin - Alternative C5b C5a C3a C3b C4b C3 C5 © Catalyst Biosciences CFI CB 6000 Inflammation Proinflammatory Anaphylatoxins Membrane Attack Complex Cell Lysis Opsonization (Alternative) Targeted Destruction Opsonization (Classical/Lectin) Targeted Destruction Nature’s Regulator of Complement at C3b/C4b Complement Factor I Nature’s Regulator of Complement at C3a/C5a CB 6000

Our protease platforms are tailored to specific indications

Tuning functionality to restore complement homeostasis & immunoregulation



ProTUNE™
C3b/C4b
SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM



Nephrology
Hematology oncology
Neurology
Autoimmune
Immunology



ImmunoTUNE™
C3a/C5a
SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM

Specific inhibition of complement components at different sites of the complement cascade allows a personalized approach to treating complement disorders

© Catalyst Biosciences

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CB 4332 Half-Life Extended Complement Factor I to rebalance the complement system © Catalyst Biosciences

CB 4332: Extended half-life Complement Factor I Development candidate to restore regulation 1Bienaime et al. Kidney Int. (2010); 2Ferreira et al. Nefrologia. (2016); Note: CFI = Complement factor I; Structural model based on PDB 2XRC. Engineered for an extended half-life Potential for once weekly SQ therapy  In vitro & ex vivo activity comparable to native CFI Classical & alternative pathway regulation High yield production process Safe GLP toxicology with a high dosing window Entering the clinic in 2022 Rebalance the complement system in patients with insufficient complement regulation No specific therapies exist to correct complement dysregulation using natural proteases Potentially targets a population with no treatment or who respond poorly to current treatments1,2 HSA Fusion Technology © Catalyst Biosciences

Systemic & ocular CFI to rebalance the complement system

CB 4332 has potential to address a breadth of mechanistically related diseases

CFI Replacement		Ocular CFI	CFI Intervention
Complete CFI Deficiency	Partial CFI Deficiency	Re-Balancing Complement	Re-Balancing Complement
Life-threatening recurrent infections & immune disorders	**Kidney disorders**	**Disorders of the eye**	**Disorders of Complement**
~4,000 U.S. Patients		*~200,000 U.S. Patients*	*~2.3M U.S. patients*

*Patient population estimate *does not include age-related macular degeneration US population with rare CFI variants*

AMD: Age-Related Macular Degeneration, aHUS: atypical Hemolytic Uremic Syndrome, C3G: C3 Glomerulonephropathy, SLE: Systemic Lupus Erythematosus, LN: Lupus Nephritis, AIHA: Autoimmune Hemolytic Anemia, ANCA: ANCA-associated Vasculitis, ITP: Immune Thrombocytopenia, HAE: Hereditary Angioedema, APS: Antiphospholipid Antibody Syndrome

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CB 4332 may target diseases of excessive C3b and C4b deposition

Deposition of C4b & C3b in AIHA lead to hemolysis & cellular destruction


Complement Activation
Classical – Lectin - Alternative
C4b
C3b
C3
C5
Convertase
C3a
C5
Inflammation
Proinflammatory
Anaphylatoxins
C5a
C5b
Membrane Attack Complex
Cell Lysis
Intravascular Hemolysis
C3b
MAC-mediated lysis
Extravascular Hemolysis
C3b
Phagocytosis
C3d
Degradation of C3b to C3d leads to cellular survival

© Catalyst Biosciences

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C3b & C4b Degraders Broad applications in complement-mediated disorders © Catalyst Biosciences

Tuned C3b/C4b Degrader Augmented Catalytic Activity Desired Functionality Modified C3b/C4b Specificity Improved catalytic power & specificity for CFI variants ProTUNE™ platform has been used to generate specific C3b/C4b degraders to complement toward C3b & C4b to restore balance to the complement cascade by sparing cascade leading to MAC formation SPECIFICITY ProTUNE™ PLATFORM C4b C3b © Catalyst Biosciences

Using ProTUNE™ Platform to tune C3b & C4b cleaving capabilities



Rational Design
Fold change in activity against C4b
Fold change in activity against C3b
100
10
1
0.1
0.01
0.01
0.1
1
10





Classical pathway hemolysis
EC50= 77 nM
EC50= 41 nM
EC50= 15 nM
% lysis
log [protein]
Alternate pathway hemolysis
EC50= 5.8 nM
EC50= 15.6 nM
EC50= 1.8 nM
% lysis
log [protein]

© Catalyst Biosciences

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© Catalyst Biosciences Cofactor independent CFI may target patient subpopulations ProTUNE™ platform has generated degraders that work without cofactors Cofactor independent molecules broaden the scope of addressable patients

C3b & C4b degraders significantly reduce inflammation in vivo Inflammatory markers in IgA nephropathy Reduction of IFNγ, TNF⍺, and RANTES that are chemokines involved in kidney damage and proteinuria in IgA nephropathy patients IFNγ (pg/mL) TNF⍺ (pg/mL) RANTES (pg/mL) Concomitant reduction of inflammatory markers and complement C3 cleavage Rat sepsis model of complement activation % C3b formation % C3b formation % C3b formation © Catalyst Biosciences

Healthy IgAN Example: C3b/C4b degraders for IgA nephropathy patients Disease in which both lectin & alternative pathways drive pathogenesis Most common form of glomerulopathy with accumulation & deposition of IgA immune complexes deteriorating renal function patients with rapidly progressive glomerulonephritis of IgAN patients develop end stage renal disease over 20 years & need dialysis/renal transplant in order to survive  will modulate the alternative & lectin pathways to address complement dysregulation with low off-target effects Significant burden on healthcare resources with an estimated cost of in 2020 in the US High unmet need – current treatments only address symptoms  © Catalyst Biosciences

Example: C3b/C4b degraders for IgA nephropathy

Dual targeting of alternative & lectin pathways



Classical pathway
Alternative pathway
C1q
MBL
C1r
C1s
MASPs
Clinically validated target for IgAN
C3(H2O)
CFD
CFB
Clinically validated target for IgAN
C4
C2
C4b
2b
C3
C3b
Bb
SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM

- Dual targeting mode of action: pathways
- Both pathways are involved in IgA nephropathy & correlate with severe clinical manifestation [1, 2, 3]
- Inhibition of only MASP2 or Factor B to reduce proteinuria in IgA nephropathy patients

[1]Medjeral-Thomas et al. Kidney International Reports (2018); [2]Bi et al. BMC Nephrology (2019); [3]Roos et al. J Am Soc Nephrol (2006)

© Catalyst Biosciences

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C3a & C5a Degraders For inflammatory disorders © Catalyst Biosciences

Dialing catalytic power & specificity to restore immunoregulation

Using the ImmunoTUNE™ engineering platform to tune C3a/C5a degraders



SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM
Augmented Catalytic Activity
Modified C3a/C5a Specificity
Desired Functionality
Tuned C3a/C5a Degrader

- to control dysregulatedcomplement
- toward C3a & C5a to restore balance to the complement cascade

© Catalyst Biosciences

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C3a/C5a degraders: Efficacy in acute LPS-induced ARDS model

Improves respiratory function & reduces cell infiltrates in an acute setting

Respiratory functions & cell infiltration at 24 h



PenH (% change from baseline)
1000
800
600
400
200
0
*
Vehicle
CB6000
Anti-C5 Ab



Leukocyte Count
3×10⁹
2×10⁹
1×10⁹
0
*
Vehicle
CB6000
Anti-C5 Ab

CFx 7-fold lower dose vs. anti-C5

Mouse LPS model of lung inflammation



- CB 6000 **outperforms** anti-C5 antibody[1] in reducing inflammatory cell infiltration
- CB 6000 **compares well** on respiratory functions with anti-C5 antibody

[1]Mouse surrogate of Solaris (BB5.1)

© Catalyst Biosciences

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Example: C3a/C5a degraders: Potential for ANCA Vasculitis patients Autoimmune disease where anaphylatoxins play a role in the pathogenesis 1S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); 2Gou et al. Kidney International (2012). High unmet need – current treatments only addressing symptoms Autoimmune disorder characterized by inflammation & destruction of small blood vessels Clinical signs vary & affect several organs with frequent involvement of upper respiratory track & kidneys Severe pain due to neuropathy, pulmonary hemorrhages, failure of kidneys of patients die within the 1st year of treatment with conventional therapies (immunosuppressant & steroids) The only treatments available are to manage the symptoms © Catalyst Biosciences

Example: C3a/C5a degraders: Potential for ANCA Vasculitis patients

Dual targeting of both C3a & C5a with one protease medicine


Classical pathway
Alternate pathway
C3 convertase
C3
C3b
C3a
C3 convertase
C3aR
C5aR
C5
C5b
C5a
Clinically validated targets for ANCA
SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM

- Both   levels are elevated in active ANCA associated vascuiltis patients [1, 2]

- Degrade activation products of C3 (C3a) & C5 (C5a) that are inflammatory mediators
- Unlike Avacopan, may provide beneficial function via blocking the

- Inhibition of   to increase remission rates in ANCA associated vasculitis patients

© Catalyst Biosciences

[1]S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); [2]Gou et al. Kidney International (2012).

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CB 2782-PEG Novel engineered C3 degrader Partnered with © Catalyst Biosciences

Complement inhibition is a validated approach in dry AMD


Complement Activation
Classical – Lectin - Alternative
GYROSCOPE
VISION FOR LIFE
C4b
GT005
C3b
C3
CB 2782-PEG
CATALYST BIOSCIENCES
Pegcetacoplan
Apellis
NGM621
NGMBio
C5
Zimura
IVERIC BIO
C3a
C5b
C5a
Membrane attack complex
Cell Lysis
Inflammation
Proinflammatory
Anaphylatoxins

Drug	Category	Route	Dose level	Frequency	Inhibition GA growth
GT005	CFI gene therapy	Subretinal	2E^{11} vg	Once	Unknown
Pegcetacoplan	PEGylated amino acid cyclic peptide	Intravitreal	15 mg	1-2 months	20-30%
NGM621	Antibody anti-C3	Intravitreal	15 mg	1-2 months	Unknown
Zimura	pegylated RNA aptamer	Intravitreal	2 mg	1-2 months	20-30%
CB 2782-PEG (Preclinical)	PEGylated anti-C3 protease	Intravitreal	Low undisclosed	2-3 months Model of NHP data	Unknown

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CB 2782-PEG: Best-in-class C3 degrader for dry AMD The protease advantage demonstrated in vivo Catalytic advantage of proteases One therapeutic molecule neutralizes 1000s Fast & potent response Extended pharmacodynamic effect Can activate or degrade therapeutic targets Engineered novel protein degraders “sweep away” difficult to drug targets CB 2782-PEG (nM) Days C3 Concentration (nM) © Catalyst Biosciences

Building on nature’s way of regulating key processes in health & disease Catalyst Biosciences protease platform has broad potential  Catalyst develops enhanced natural core proteases & protease degraders targeting complement regulation Catalyst has designed optimized, next-generation complement degrader candidates Complement dysregulation serves as driver for many diseases with unmet needs Catalyst has protease programs designed to take advantage of nature’s natural complement regulators that restore complement homeostasis & potentially treat other complement-mediated disorders Application of Catalyst's protease & protein degrader technology could unlock treatments in immunology, nephrology, hematology, ocular diseases, and beyond © Catalyst Biosciences

Overview of complement portfolio Multiple value generating events in 2022 & 2023 Clinical Development Preclinical Preclinical Clinical Development of Initial Indication 2022 2023 C3b-C4b C3a-C5a ProTUNE™ ImmunoTUNE™ Platform Technology CFI-HSA Intervention CB 4332 Discovery Discovery Preclinical

Thank you www.CatalystBiosciences. com